UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C.  20549

                               FORM 8-K



                             CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                     Date of Report:  May 15, 1997



                     ELECTRONIC SYSTEMS TECHNOLOGY INC.
                        (A Washington Corporation)

                      Commission File no. 2-92949-S
                IRS Employer Identification no. 91-1238077

                             415 N. Quay St. #4
                            Kennewick  WA  99336
                  (Address of principal executive offices)


    Registrant's telephone number, including area code:(509) 735-9092

ITEM 5.  OTHER EVENTS

On MAY 15, 1997, the Company issued a press release with summary financial performance figures for the quarter ending March 31, 1997. This press release is incorporated by reference and is attached hereto as Exhibit 99.3.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS, AND
EXHIBITS.

	Exhibit 99.3 -  Press release issued MAY 15, 1997.

                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELECTRONIC SYSTEMS TECHNOLOGY, INC.

/s/   T.L. KIRCHNER

By: T.L. Kirchner
President
Date: May 15, 1997